RBC Capital Markets Financial Institutions Conference 2018 March 6, 2018 Terry Dolan Vice Chairman, Chief Financial Officer Jeff von Gillern Vice Chairman, Technology and Operations Services Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2017, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S. Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information

U.S. Bancorp Overview As of 12/31/17, except market value as of 3/1/18 NYSE TradedUSB Founded 1863 Market Value $87B Assets $462B Deposits $347B Loans $280B

Our Businesses Payment Services 30% Wealth Management & Investment Services 13% Corporate & Commercial Banking 17% Consumer & Business Banking 40% Consumer & Business Banking: Branch banking, small business banking, consumer lending, mortgage banking and omnichannel delivery Payment Services: Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Corporate & Commercial Banking: Corporate Banking, Commercial Banking and Commercial Real Estate Wealth Management & Investment Services: Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody FY 2017, taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support, see slide 20 for reconciliation

Our Key Priorities Delivering One U.S. Bank 2) Leveraging technology and innovation to drive growth and efficiency 3) A relentless focus on optimization one U.S. Bank

Our Approach to Technology We leverage technology to… Improve returns Drive revenue Increase efficiency Minimize risk and loss … and we employ technology defensively and offensively.

Defense Defense minimizes risk and loss. Cybersecurity Fraud Risk and Compliance We take defensive technology a step further, strategically leveraging our investments in these areas to play offense as well.

Defense: Bringing It to Life Our AML investments enable sophisticated tracking and analysis of customer behavior. Monitoring in excess of 1 billion transactions per month Enterprise Landing Zone deployed using Hadoop big data technology Real-time risk scoring of customers Monitoring over 96 million entity names for sanctions screening Customer matching system provides a single view of each customer Sophisticated intelligence and machine-speed data analytics are core to our Cybersecurity program. 6 petabytes of information security data 4.9 billion security events reviewed daily Threat automation actions reduced from days to milliseconds

Offense Offense drives revenue and efficiency. Three key components of our offense work together to: Streamline processes Enhance products Improve the customer experience Deepen customer relationships Attract new customers Emerging technology Core technology Enabling technology Emerging technology

Core Technology Core technology keeps the lights on, drives efficiency and promotes agility. Our architecture enables us to implement changes and advance our technology with greater speed and efficiency. Data centers Automation Cloud computing Test Build Design Review Plan Launch Sprint 1 Test Build Design Review Plan Launch Sprint 2 Agile, iterative product development increases our speed of delivery and time-to-revenue.

Core Technology: Bringing It to Life We are modernizing our core platforms with APIs and progressive internal and external cloud enablement to: Accelerate access to data Meet business demands with speed and interoperability Scale capacity rapidly Agile/ DevOps Source | Build | Test | Production APIs Consistency | Integration | Security Controls | Interfacing | Multi-channel Automated Provisioning | Self-service | Scaling | Self-healing | Automated Deployment Cloud

Enabling Technology Enabling technology provides ready access to data with speed, control and security. Technology enables us to put data to work, delivering insights and intelligence that turn customer interactions and financial transactions into information-rich opportunities. Data analytics Machine learning Real-time payments We harness vast amounts of Know Your Customer data housed in our Enterprise Landing Zone.

Enabling Technology: Bringing It to Life

Our **Payment Hub** prepares the way for accelerated money movement and real-time payments.

New products and services

- Small business portal
- Intelligent routing
- SinglePoint analytical dashboard
- Bill payment
- B2C disbursement

Supporting infrastructure

- New payment rails
- API enhancements
- Fraud and risk management
- Statistical modules and reporting engine

Our **AML ecosystem** is rich with data.



KYC Entry Point
Customer Relationship Management
Customer Information System
Enterprise Landing Zone ("ELZ")
Risk Mgmt and Compliance
Customer View Analytics
Risk Case Mgmt
Customer Due Diligence
Suspicious Activity Monitoring
Compliance ID
Targeted Transaction Monitoring

U.S. BANCORP | 13

Emerging Technology Emerging technology allows us to seamlessly deliver the whole bank to our customers, serving them when, where and how they desire. Distributed ledger Artificial intelligence Fintech engagement We focus on bringing the most effective emerging technology to our customers, removing the human element where appropriate while maintaining a high-touch feel. Fintech capabilities enhance the customer experience.

Emerging Technology: Bringing It to Life We layer artificial intelligence and customer analytics to drive intelligent insights and predict the next best offer, service or introduction. We partner with Fintechs to remove friction and deliver an unparalleled customer experience. 72% increase in lead conversion* * As a result of Salesforce Einstein AI engine scoring leads Distributed ledger technology allows for speed, automation, efficiency and reduced risk. Permissioned network Blend AutoGravity

We Are Building On Our Legacy of Innovation We lead in the things that matter. First to participate in real-time B2B payments Among the first to participate in real-time consumer P2P payments Among the first to introduce mobile deposit capture Patented real-time rewards

Accelerating Investment in Technology Key areas of focus: Payments Integrated payments E-commerce Digital / Mobile B2B

1Q18 Guidance Net interest income Noninterest income Noninterest expense Credit quality Tax rate

Appendix

Non-GAAP Financial Measures